Exhibit 4.1

CERTIFICATE OF STOCK

NUMBER	HealthAxis Inc.	SHARES

HA	INCORPORATED UNDER THE LAWS
OF THE COMMONWEALTH
OF PENNSYLVANIA
COMMON STOCK		COMMON STOCK
CUSIP 42219D 30 8
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.10 PAR VALUE, OF HEALTHAXIS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ J. Brent Webb	HEALTHAXIS INC	/s/ James W. McLane
CORPORATE SEAL
Sr. Vice President,		President and
General Counsel and Secretary		Chief Executive Officer
1982
PENNSYLVANIA

COUNTERSIGNED AND REGISTERED:

     MELLON INVESTOR SERVICES L.L.C.

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

The corporation will furnish to any shareholder upon request and without change a full or summary statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, with respect to any authorized class of stock issuable in series, the variations in the relative rights and preferences between the shares of each series of such class so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Keep this certificate in a safe place. If it is lost, stolen, mutilated or destroyed, the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship		(Cust) (Minor)
		and not as tenants in common		under Uniform Gifts to Minors
Act

(State)

			UNIF TRANS MIN ACT -	Custodian

(Cust) (Minor)
under Uniform Transfers to Minors
Act

(State)

Additional abbreviations may also be used though not in the above list.

     For value received,                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEES

[                                                             ]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                    shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17 ACT 15.